UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                December 19, 2003
                Date of Report (Date of earliest event reported)

                          Discovery Laboratories, Inc.
             (Exact name of Registrant as specified in its charter)

          Delaware                    000-26422                 94-3171943
(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                   Identification Number)

                           350 Main Street, Suite 307
                         Doylestown, Pennsylvania 18901
                    (Address of principal executive offices)

                                 (215) 340-4699
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure

            On December 19, 2003, the Company issued a press release to announce the filing of a Form S-3 shelf registration statement with the Securities and Exchange Commission (SEC) for the proposed offering from time to time of up to
6.5 million shares of its common stock. The Company has no immediate plans to sell its securities under the shelf registration, however, once the registration statement is declared effective by the SEC, the Company will be able to issue the securities from time to time in response to market conditions or other circumstances on terms and conditions that will be determined at such time.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

(c) Exhibits:

      99.1 Press Release dated December 19, 2003


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Discovery Laboratories, Inc.


                                            By: /s/ Robert J. Capetola
                                               ---------------------------------
                                            Name:  Robert J. Capetola, Ph.D.
                                            Title: President and Chief Executive
                                                     Officer

Date: December 19, 2003


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